UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): May 4, 2010
RELIANCE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Missouri (State or other jurisdiction of incorporation)	000-52588 (Commission File Number)	43-1823071 (I.R.S. Employer Identification No.)

10401 Clayton Road Frontenac, Missouri	63131
(Address of principal executive offices)	(Zip Code)
(314) 569-7200
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders
     The annual meeting of shareholders of Reliance Bancshares, Inc. (the “Company”) was held on May 4, 2010. Proxies were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934. There was no solicitation in opposition to management’s nominees for Directors and all nominees were elected. The following proposals were submitted by the Board of Directors to a vote of security holders and the final results of the voting on each proposal are noted below.
PROPOSAL: FOR THE ELECTION OF FOUR (4) CLASS II DIRECTORS FOR TERMS OF THREE (3)
YEARS EACH
ELECTION OF DIRECTORS*

	For	Withheld
Earl G. Lindenberg	15,676,065	561,884
Scott A. Sachtleben	16,056,575	181,374
James E. SanFilippo	15,669,509	568,440
David R. Spence	16,065,735	172,214

*	Vote tally for Directors is reported on a non-cumulative basis.
PROPOSAL: FOR THE RATIFICATION OF THE APPOINTMENT OF CUMMINGS, RISTAU &
ASSOCIATES, P.C. AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL
YEAR ENDING DECEMBER 31, 2010

For	Against	Abstain

17,019,820	190,977	12,505
PROPOSAL: AN ADVISORY (NON-BINDING) VOTE APPROVING EXECUTIVE COMPENSATION

For	Against	Abstain

16,398,074	443,795	381,433

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 6, 2010

RELIANCE BANCSHARES, INC. (Registrant)
By:	/s/ Dale E. Oberkfell
	Name:	Dale E. Oberkfell
	Title:	Chief Financial Officer

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